UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on January 31, 2023, Deluxe Corporation, a Minnesota corporation (the “Company”), through its subsidiary, Deluxe Small Business Sales, Inc., a Minnesota corporation (“Seller”), entered into a Stock and Asset Purchase Agreement (the “Sale Agreement”) with HostPapa, Inc., an Ontario corporation (“Purchaser”), for the sale of all of the outstanding equity interests of certain subsidiaries of Seller and the sale of certain assets, and the assumption of certain liabilities, of Seller and certain of its affiliates related to the Company’s web hosting business. On March 6, 2023, Seller and Purchaser entered into an amendment to the Sale Agreement to extend the outside date to complete the transaction from March 31, 2023 to May 31, 2023. On May 31, 2023, Seller and Purchaser entered into a second amendment to the Sale Agreement to extend the outside date to complete the transaction to June 15, 2023.

On June 15, 2023, Seller and Purchaser entered into a third amendment to the Sale Agreement to, among other things, extend the outside date to complete the transaction to June 30, 2023. The transaction is expected to close by June 30, 2023.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the expected closing of the transaction are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions, expectations or beliefs and are subject to risks and uncertainties that could cause actual events to vary from those stated. Neither the Company nor management undertakes any obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELUXE CORPORATION

Dated: June 16, 2023	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Senior Vice President, Chief Administrative Officer and General Counsel